UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 10)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 1, 2006

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEC	The NASDAQ Stock Market, LLC

Explanatory Note

This Amendment No. 10 to Form 8-K is being filed to disclose Amendment No. 11 to our Supplier Partnering Agreement dated January 3, 2006 by and between Pacesetter, Inc., now a subsidiary of Abbott Laboratories (“Abbott”), and us, as amended by Amendment No. 1 to the Agreement dated September 6, 2007, Amendment No. 2 dated December 15, 2009, Amendment No. 3 dated September 13, 2010, Amendment No. 4 dated February 1, 2011, Amendment No. 5 dated April 20, 2016, Amendment No. 6 dated December 18, 2020, Amendment No. 7 dated April 30, 2021, Amendment No. 8 dated February 1, 2022, Amendment No. 9 dated January 20, 2023, and Amendment No. 10 received on January 2, 2024. Amendment Nos. 1, 2, 3, 6, 7, 9, and 10 were superseded by subsequent amendments.

Item 1.01. Entry into a Material Definitive Agreement.

General Information

We supply products to Abbott under the Supplier Partnering Agreement as amended.

Description of the Terms and Conditions of the Amendment

On February 10, 2025, Amendment No. 11 to the Supplier Partnering Agreement was executed, extending the Agreement term through December 31, 2025 and increases pricing for 2025. The Amendment is filed as Exhibit 10.6 to this Current Report on Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date February 13, 2025	NVE CORPORATION (Registrant) /s/ DANIEL A. BAKER Daniel A. Baker President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit #	Description
10.1

Indemnification Agreement by and between Pacesetter, Inc., a St. Jude Medical Company, d.b.a. St. Jude Medical Cardiac Rhythm Management Division, and the company (incorporated by reference to the Form 8-K filed September 27, 2005).

10.2+	Supplier Partnering Agreement by and between St. Jude and the company (incorporated by reference to the Form 8-K filed January 4, 2006).
10.3	Amendment No. 4 to Supplier Partnering Agreement between St. Jude and the company (incorporated by reference to the Form 8-K/A filed February 7, 2011).
10.4	Amendment No. 5 to Supplier Partnering Agreement between St. Jude and the company (incorporated by reference to the Form 8-K/A filed April 21, 2016).
10.5*	Amendment No. 8 to Supplier Partnering Agreement between Abbott and the company (incorporated by reference to the Form 8-K/A filed February 2, 2022).
10.6*	Amendment No. 11 to Supplier Partnering Agreement between Abbott and the company (filed with this Current Report on Form 8-K/A).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+Confidential portions of this exhibit were deleted and filed separately with the SEC under a request for confidential treatment pursuant to Rule 24b-2 or Rule 406.

*Certain confidential portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause us competitive harm if publicly disclosed. We agree to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission on its request.

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